                     THE INSTITUTIONAL MONEY MARKET FUND

                                  [GRAPHIC]



                                                                          ANNUAL

                                                                          REPORT

                                                                     OCTOBER 31,

                                                                            1996



                           [VICTORY FUNDS LOGO]

                              TABLE OF CONTENTS

                                                          Shareholder Letter               2
                                                          Investment Review and Outlook    3
Fund Review and Commentary
---------------------------------------------------------
Introduction to Victory Institutional
     Money Market Fund                                  4
Portfolio Manager Comments                              5
Glossary of Investment Terms                            6
Schedule of Investments                                 7
Statement of Assets and Liabilities                    10
Statement of Operations                                11
Statement of Changes in Net Assets                     12
Notes to Financial Statements                          13
Financial Highlights                                   15
Report of Independent Accountants                      16
Special Shareholder Meeting             inside back cover

NOT FDIC INSURED

Shares of The Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any KeyCorp bank, KeyCorp Mutual Fund Advisers, Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

KeyCorp Mutual Fund Advisers, Inc. ("KMFA"), a subsidiary of KeyCorp, is the investment adviser to The Victory Portfolios ("The Victory Funds"). The Victory Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KMFA receives a fee for its services from The Victory Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The Victory Funds.

LETTER TO OUR SHAREHOLDERS

Welcome to the Victory Institutional Money Market Fund's annual report for the fiscal year ended October 31, 1996. This period has seen a remarkably good investment climate, although uncertainty about interest rate movements introduced some uncertainty into the markets. In the pages that follow, your portfolio manager discusses his investment strategy and the resulting performance. This commentary, along with the related financial data, provides comprehensive information about your investments.

Assets in the Victory Institutional Money Market Fund increased by an impressive 102.4% over the past year. A sizeable portion of this increase was in the Select Share Class, which stood at $373.1 million at fiscal year ended October 31, 1996. This growth in Fund assets is a testimony of your confidence in Victory.

We encourage you to read the annual report carefully and share any comments you may have. Thank you for choosing to invest in the Victory Funds and best wishes for a healthy and prosperous New Year.

/s/ Leigh A. Wilson
--------------------------
Leigh A. Wilson, President
The Victory Funds

INVESTMENT REVIEW AND OUTLOOK

In our opinion, as of November 12, 1996

Over the past year, the economy grew at a moderate pace overall. Despite a hefty 4.8% annualized increase in GDP (Gross Domestic Product) in the second quarter of 1996, the pace of economic growth slowed in the third quarter settling to a more moderate and sustainable level of approximately 2%. This slowdown helped ease concerns of rising inflation which, despite a tight labor market and rising wages, has remained tamed. Job growth was one of the bright stars in the economy this past year, driving unemployment to a seven year low of 5.1%. A tight labor market nudged average hourly earnings to its highest rate of increase during the current expansion and helped boost consumer confidence considerably in the final months of the year.

Intensifying domestic and foreign competition prevented most companies from passing higher wage costs on to the final consumer in the form of higher prices. Corporate margins have experienced some pressure as a result, but companies have tried to offset this squeeze by better managing their employee benefits' costs. Overall, cost control and limited increases in consumer prices have helped keep inflation at bay.

Should sluggish growth in corporate profits continue, it could lead to fewer new jobs and higher unemployment in 1997, which could, in turn, limit income growth and restrain consumption. Under this scenario, we think real GDP growth is likely to slow to 1.0%-2.0%, with a bias towards the lower end of the range. Despite higher labor costs, other factors will likely keep inflation at moderate levels. We expect the Consumer Price Index will be approximately 2.5% in the next twelve to eighteen months.

Should this economic scenario prove correct, long-term interest rates are likely to move lower in fiscal 1997, to a new range between 6.25% and 7.00%. Short-term interest rates have room to move lower as well, and we think that the Federal Reserve may ease interest rates sometime in the first half of 1997. Keeping in mind that 1996 was the sixth year of the current economic expansion, 1997 is likely to bring continuing volatility as both the fixed income and equity markets wait and prepare for a slowing economy.

INTRODUCTION TO THE VICTORY INSTITUTIONAL MONEY MARKET FUND
ITS OBJECTIVES AND PERMISSIBLE INVESTMENTS

THE INVESTMENT PROCESS

Money market funds may be most appropriate for investors looking for stability of principal and income. They are sometimes used by investors who have short-term investment goals and for individuals who need quick and easy access to their funds.

Depending on the objectives of each fund, money market mutual funds usually invest in shorter-term securities such as U.S. Treasury bills, Commercial Paper, Certificates of Deposit and Repurchase Agreements.

[GRAPHIC]

                                CREDIT REVIEW
                          INTEREST RATE ENVIRONMENT
                                SECTOR SCREEN
                               DIVERSIFIED FUND
                          The Victory Institutional
                              Money Market FUnd
Michael Gabriel
Portfolio Manager

Portfolio Manager Michael Gabriel joined Society Asset Management, Inc. ("SAM") in March, 1995 as a Vice President of Fixed Income Management. He was previously with Boston Safe Deposit & Trust Company. Mr. Gabriel received a B.S. in Marketing and an MBA from Fordham University.

VICTORY
INSTITUTIONAL
MONEY MARKET
FUND

WHAT WAS THE INTEREST RATE ENVIRONMENT FACING THE FUND FOR THE PAST FISCAL
YEAR?

While the Federal Reserve engaged in an easy money policy in 1995, the first three quarters of 1996 reflected a dramatic shift in expectations toward a tightened monetary policy. While economic news supported the expectation of rising interest rates, the Fed refrained from increasing rates through the third quarter of 1996, due to the positive trends of various inflation indicators.

HOW DOES THIS TRANSLATE TO STRATEGY AS FAR AS THE FUND YOU MANAGE IS CONCERNED?

I shorted the Funds weighted average maturity in anticipation of a tightening monetary policy. Remember, any change from expected monetary policy can have an immediate impact on a money market portfolio. A Fund with a shorter average weighted maturity can shift strategies quicker in times of uncertain economic monetary policy.

DESPITE THE SHORTER AVERAGE WEIGHTED MATURITY OF THE FUND, YOU WERE STILL ABLE TO OFFER YIELDS THAT WERE COMPETITIVE RELATIVE TO SIMILAR FUNDS. HOW DID YOU ACHIEVE THIS?

First, I used floating rate securities, which offered higher yields without exposing the Fund to extended maturity risk. In addition, I made timely purchases of longer term securities and avoided high priced securities early in 1996.

WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

I intend to shift the portfolios' average weighted maturity in line with peer group averages. The current Federal monetary policy should allow the Fund to acquire longer term securities in a positive yield curve environment. As long as the reported inflation numbers remain at 3% or less, monetary policy should remain constant, because inflation fears prompt Fed action much more so than economic growth indicators do. If these expectations hold true, investors may continue to receive competitive short term rates on their portfolios.

The Victory Institutional Money Market Fund

As of October 31, 1996
                                  INSTITUTIONAL
                                  MONEY MARKET        INSTITUTIONAL
                                  INVESTOR CLASS      SELECT CLASS

Seven-Day Yield                   5.21%               4.97%
Seven-Day Effective Yield         5.35%               5.10%
One Year Total Return             5.41%               5.16%

Maturity Schedule(1)
As of 10/31/96

Days to                                     INSTITUTIONAL
Maturity                                    MONEY MARKET
Less than 30 Days                           66.1%
31 to 60 Days                               17.3%
61 to 90 Days                                1.8%
Greater than 90 Days                        14.8%

The performance data quoted represent past performance and are not indicative of future results. Yields will fluctuate with market conditions. The Institutional Money Market Fund and Select and Investor Class yields reflect the waiver of a portion of certain fees for various periods. In such instances and without such waiver of fees, the current 7-day yields would have been 5.00%, and 4.73% and the 7 day effective yield would have been 5.14% and 4.85%, for the Investor and Select Classes, respectively. There can be no assurance that the Victory Institutional Money Market Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Victory Institutional Money Market Fund is neither insured nor guaranteed by the U.S. Government.

(1)The Funds' Maturity Schedule presented may not be representative of current or future investment strategies. Fund strategies may change at any time.

                   GLOSSARY OF OFTEN-USED INVESTMENT TERMS

BOND RATING

An indication of the risk of a bond issue, as determined by a bond rating service (such as Moody's or Standard & Poor's). Bonds with the highest ratings generally (AAA) have the lowest credit risk.

PAR VALUE

The face value of a security. A bond selling at par is worth the same dollar amount it was issued for or at which it will be redeemed at maturity--typically, $1000 per bond.

PORTFOLIO

Any combination of more than one security. A mutual fund typically has a large, diversified portfolio of securities or investments in order to help reduce investment risks.

SETTLEMENT DATE

Date by which an executed order must be settled, either by a buyer paying for the securities with cash or by a seller delivering the securities and receiving the proceeds of the sale for them. In a "regular way" delivery of stocks and bonds, the settlement date is three business days after the trade was executed. For listed options and government securities, settlement is required by the next business day.

SHORT-TERM CAPITAL GAIN (LOSS)

A capital gain (loss) arises from an asset which was held six months or less. Short-term capital gains are taxed at the taxpayer's ordinary tax rate.

CALL OPTIONS

A contract for the right to buy a specified number of shares at a predetermined price on or before a stated date. The purchaser of a call option believes the underlying stock price will rise, and he purchases the call option from an investor equally convinced the underlying stock price will either stay the same or fall.

PUT OPTION

A specified contract for the right to sell a specified number of shares at a predetermined price on or before a stated date. The purchaser of a put option believes the underlying stock price will fall, and he purchases the put option from an investor equally convinced the price will stay the same or rise.

PROSPECTUS

A document providing investors information about the fund's investment objective, policies, and risks. It also provides the basic information and details of the funds operations and services; information on sales charges; redemption rights; tax status of the dividends and income; expenses; the fund custodian and other service providers; and how to buy and sell shares.

DOLLAR COST AVERAGING OR CONSTANT DOLLAR PLAN*

A method of accumulating assets by investing a fixed amount of dollars in securities at set intervals. The result is that more shares are purchased when the price is low and fewer shares are purchased when the price is high. The overall cost is lower than it would be if a constant number of shares were bought at set intervals.

CONVERTIBLE SECURITIES

Corporate bonds and preferred stocks that carry an option to be exchanged for, or "converted" into, a set number of shares of common stock.

* This strategy does not assure a profit and does not protect against loss in declining markets. An investor should be prepared to continue the program of investing at regular intervals, even during economic downturns, in order to fully utilize a dollar cost averaging program.

                                                       Schedule of Investments
THE VICTORY PORTFOLIOS                                        October 31, 1996
INSTITUTIONAL MONEY MARKET FUND                         (Amounts in Thousands)
-------------------------------------------------------------------------------

PRINCIPAL                                                            AMORTIZED
AMOUNT                       SECURITY DESCRIPTION                    COST
Banker's Acceptances (1.0%)
$10,000                      FNB Chicago,
                               5.50%, 12/27/96                       $    9,914
-------------------------------------------------------------------------------
TOTAL BANKER'S ACCEPTANCES                                                9,914
-------------------------------------------------------------------------------

Certificates Of Deposit (1.6%)
  2,000                      Deutsche Bank,
                               5.94%, 6/10/97                             1,998
 15,000                      Dresdner Bank,
                               5.43%, 12/27/96                           15,002
-------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                            17,000
-------------------------------------------------------------------------------

Commercial Paper (48.0%)
  5,500                      Ameritech Corp., 5.40%, 1/30/97              5,426
 13,219                      Arizona Higher Education Loan Program,
                               5.30%, 12/18/96                           13,128
 25,000                      Asset Securitization Co-op Corp.,
                               5.35%, 12/9/96                            24,859
  5,000                      Avco Financial Services,
                               5.31%, 1/29/97                             4,934
  5,000                      Banco Nacional de Comercio Exterior,
                               5.40%, 12/5/96, LOC Societe Generale       4,974
  5,000                      Banco Nacional de Comercio Exterior,
                               5.40%, 12/9/96, LOC Societe Generale       4,972
  9,000                      CIMC,
                               5.45%, 1/9/97, LOC Societe Generale        8,906
  5,000                      Coca-Cola Co.,
                               5.22%, 11/12/96                            4,992
 20,000                      Coca-Cola Co.,
                               5.23%, 12/2/96                            19,910
 23,000                      Fleet Funding Corp.,
                               5.30%, 11/15/96                           22,953
 18,000                      Fleet Funding Corp.,
                               5.27%, 12/2/96                            17,918
  7,000                      Ford Motor Credit Corp.,
                               5.26%, 12/18/96                            6,952
 35,000                      Ford Motor Credit Corp.,
                               5.44%, 1/29/97                            34,529
 50,000                      General Electric Capital Corp.,
                               5.57%, 11/1/96                            50,000
 10,000                      Merrill Lynch Corp.,
                               5.26%, 11/15/96                            9,980
  5,000                      Merrill Lynch Corp.,
                               5.28%, 12/2/96                             4,977
 15,000                      Morgan Stanley Group, Inc.,
                               5.70%, 11/1/96                            15,000
 13,877                      Nebraska Higher Education Loan Program,
                               5.35%, 11/4/96                            13,871
$ 4,020                      Nebraska Higher Education Loan Program,
                               5.28%, 11/25/96                       $    4,006
 20,000                      Pemex,
                               5.33%, 12/27/96                           19,834
 10,131                      Retailer Funding Corp.,
                               5.33%, 11/5/96                            10,125
 30,850                      Sanwa Business Credit Corp.,
                               5.37%, 11/4/96                            30,836
 15,000                      Sanwa Business Credit Corp.,
                               5.37% 11/6/96                             14,989
 10,000                      Sharp Electronics Corp.,
                               5.42%, 11/22/96                            9,968
 31,400                      Sheffield Receivables Corp.,
                               5.27%, 11/8/96                            31,368
 15,000                      Smith Barney, Inc.,
                               5.26%, 11/14/96                           14,972
 10,000                      Sony Capital Corp.,
                               5.26%, 12/23/96                            9,924
 10,000                      Toshiba America, Inc.,
                               5.47%, 1/2/97                              9,906
  6,000                      Toshiba Capital,
                               5.35% 11/19/96                             5,984
 10,000                      Toyota Motor Credit Corp.,
                               5.23%, 11/15/96                            9,980
 10,000                      Toyota Motor Credit Corp.,
                               5.24%, 12/20/96                            9,929
  8,000                      Unibanco,
                               5.48%, 1/31/97,
                               LOC Westdeutsche Landsbank                 7,889
 10,000                      Vehicle Services,
                               5.52%, 12/5/96                             9,948
  9,500                      Vehicle Services,
                               5.34%, 11/15/96,
                               LOC Nationsbank Texas                      9,480
 24,400                      WMX Technologies, Inc.,
                               5.28%, 11/4/96                            24,389
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                                  501,808
-------------------------------------------------------------------------------

Corporate Bonds (0.3%)
  1,515                      Professional Center Associates Ltd.,
                               5.50%, 8/1/15                              1,515
  2,073                      Sedlak Interiors, Inc.,
                               5.43%, 5/1/10                              2,073
-------------------------------------------------------------------------------
Total Corporate Bonds                                                     3,588
-------------------------------------------------------------------------------

Corporate Notes (23.7%)
  2,025                      Akron Welding,
                               5.50%*, 12/1/01**,
                               LOC National City Bank                     2,025
  5,000                      American Express Centurion,
                               5.38%*, 1/13/97                            5,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE VICTORY PORTFOLIOS                                        October 31, 1996
INSTITUTIONAL MONEY MARKET FUND                         (Amounts in Thousands)
-------------------------------------------------------------------------------

PRINCIPAL                                                            AMORTIZED
AMOUNT                       SECURITY DESCRIPTION                    COST
$ 10,000                     Anne Arundel Medical,
                               5.45%*, 7/1/24**                      $   10,000
  10,000                     Armstrong County St. Francis Hospital,
                               5.45%*, 9/1/17**                          10,000
   3,000                     Associates Corp.,
                               6.75%, 6/13/97                             3,016
   4,000                     Associates Corp.,
                               5.88%, 8/15/97                             3,990
   7,000                     AT&T Capital Corp.,
                               5.45%*, 11/1/96                            7,000
  14,000                     AT&T Capital Corp.,
                               5.41%*, 11/29/96                          14,000
   2,220                     Automated Packaging System,
                               5.50%*, 10/1/08**,
                               LOC National City Bank                     2,220
   7,000                     Bear Stearns Co.,
                               5.44%*, 5/14/97                            7,000
   6,000                     Bear Stearns Co.,
                               5.91%*, 12/16/96                           6,002
   1,400                     Buckeye Corrugated, Inc. Project,
                               5.50%*, 1/3/05**,
                               LOC National City Bank                     1,400
   3,090                     Burton I Saltzman,
                               5.50%*, 8/1/08**                           3,090
   5,000                     Dean Witter Discover & Co.,
                               5.69%*, 2/3/97                             5,002
   1,250                     Fairborn Christel Mann,
                               5.40%*, 6/10/10**                          1,250
  25,000                     General American Life Insurance,
                               5.70%*, 12/31/89, GIC**                   25,000
   4,875                     Hannah Blvd. Limited Partnership,
                               5.39%*, 9/1/15**,
                               LOC Comerica Bank                          4,875
   5,000                     Huntington National Bank,
                               5.40%*, 11/13/96                           5,000
   7,000                     Huntington National Bank,
                               5.36%*, 6/27/97                            6,995
   9,000                     Huntington National Bank,
                               5.85%, 9/30/97                             9,000
   6,000                     Industrial Development Authority
                               of Bedford, VA,
                               5.70%*, 12/12/96                           6,000
   1,680                     Industrial Dimensions, Inc.,
                               5.50%*, 1/1/00**,
                               LOC National City Bank                     1,680
  25,000                     Lehman Government Securities Master Note,
                               5.71%*, 1/1/99**                          25,000
   6,000                     Lexington Financial Services,
                               5.45%*, 2/1/26**                           6,000
   2,050                     Maximum Principal Mubea Project,
                               5.50%*, 12/1/04**                          2,050
   1,000                     Miami Valley Steel,
                               5.50%*, 2/1/16**                           1,000
$  2,340                     Monticello Investments,
                               5.50%*, 7/1/04**                      $    2,340
   7,000                     Morgan Stanley Group, Inc.,
                               5.66%*, 1/31/97                            7,001
  13,000                     Morgan Stanley Group, Inc.,
                               5.73%*, 3/15/01**                         13,000
     500                     Perfection Corp.,
                               5.50%*, 4/1/09**                             500
   3,000                     Phillip Morris Cos., Inc.,
                               8.75%, 6/15/97                             3,050
   6,000                     PNC Bank,
                               5.28%*, 3/4/97                             5,998
   2,250                     Pomeroy Investments,
                               5.40%*, 9/1/15**                           2,250
  25,000                     Republic New York Corp.,
                               5.53%*, 1/1/99**                          25,000
  14,600                     Sea River Maritime, Inc.,
                               5.42%*, 10/1/11**                         14,600
     450                     Tube Products,
                               5.50%*, 11/1/09**                            450
-------------------------------------------------------------------------------
TOTAL CORPORATE NOTES                                                   247,784
-------------------------------------------------------------------------------

Municipal Bonds (0.1%)
   1,030                     Ottawa County Michigan Series C,
                               5.60%*, 3/1/16**, LOC Old Kent Bank        1,030
-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                     1,030
-------------------------------------------------------------------------------

U.S. Government Agencies (16.5%)

FEDERAL FARM CREDIT BANK:
   7,000                     5.60%, 11/1/96                               7,000
   7,000                     5.93%, 7/1/97                                7,009
FEDERAL HOME LOAN BANK:
   6,000                     5.38%, 3/14/97                               6,000
   6,000                     5.40%, 3/25/97                               5,997
   9,000                     4.25%, 6/30/97                               8,898
FEDERAL HOME LOAN MORTGAGE CORP.:
   8,600                     5.34%, 12/13/96                              8,546
   3,500                     5.70%, 3/27/97                               3,500
FEDERAL NATIONAL MORTGAGE ASSOC.:
  10,000                     5.60%, 11/1/96                              10,000
  25,000                     5.36%*, 5/25/99**                           25,000
  33,000                     5.33%*, 7/26/99**                           33,000
STUDENT LOAN MORTGAGE ASSOC.:
   1,000                     5.54%*, 11/27/96                             1,000
   7,250                     5.37%*, 9/3/97                               7,246
   5,000                     6.00%, 9/12/97                               5,000
   1,190                     5.53%*, 10/30/97                             1,192
   4,000                     5.37%*, 9/28/98**                            4,000
   6,000                     5.39%*, 1/13/99**                            6,000
  32,500                     5.40%*, 8/2/99**                            32,500
-------------------------------------------------------------------------------
TOTAL U.S GOVERNMENT AGENCIES                                           171,888
-------------------------------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

THE VICTORY PORTFOLIOS                                        October 31, 1996
INSTITUTIONAL MONEY MARKET FUND                         (Amounts in Thousands)
-------------------------------------------------------------------------------

PRINCIPAL                                                            AMORTIZED
AMOUNT                       SECURITY DESCRIPTION                    COST
U.S. Treasury Notes (1.5%)
$  6,000                     8.50%, 4/15/97                          $    6,077
  10,000                     5.75%, 9/30/97                               9,995
-------------------------------------------------------------------------------
TOTAL U.S. TREASURY NOTES                                                16,072
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                       969,084
-------------------------------------------------------------------------------

Repurchase Agreements (8.6%)
  45,000                     Donaldson-Lufkin Jenrette Securities Corp.,
                               5.55%, 11/1/96,
                                 (Collateralized by $147,854 various
                                 U.S. Treasury Securities, 0.00-14.25%,
                                 11/15/96-11/15/24,
                               market value-$45,900)                     45,000
  44,488                     Lehman Brothers, Inc.,
                               5.55%, 11/1/96,
                               (Collateralized by $45,382 U.S.
                               Treasury Notes, 6.13%, 8/31/98,
                               market value-$45,400)                     44,488
-------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                              89,488
-------------------------------------------------------------------------------
TOTAL (COST $1,058,572)(a)                                           $1,058,572
===============================================================================

--------------
Percentages indicated are based on net assets of $1,044,665.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1996.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods ranging from daily, weekly, monthly, or semi-annually.

LOC -- Letter of credit

GIC -- Guaranteed Insurance Contract

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                             Statement of Assets and Liabilities
                                                                October 31, 1996
THE VICTORY PORTFOLIOS          (Amounts in Thousands, except per share amounts)
-------------------------------------------------------------------------------

                                                                     INSTITUTIONAL
                                                                     MONEY MARKET
                                                                     FUND
ASSETS:
Investments, at amortized cost                                       $  969,084
Repurchase agreements, at cost                                           89,488
-------------------------------------------------------------------------------
    Total                                                             1,058,572
Interest receivable                                                       4,055
Prepaid expenses and other assets                                             4
-------------------------------------------------------------------------------
    Total Assets                                                      1,062,631
-------------------------------------------------------------------------------
LIABILITIES:
Dividends payable                                                         4,478
Payable to brokers for investments purchased                             13,128
Accrued expenses and other payables:
  Investment advisory fees                                                  114
  Administration fees                                                        52
  Accounting and transfer agent fees                                         23
  Shareholder service fees -- Select Shares                                  76
  Other                                                                      95
-------------------------------------------------------------------------------
    Total Liabilities                                                    17,966
-------------------------------------------------------------------------------
NET ASSETS:
Capital                                                               1,044,593
Undistributed net investment income                                          76
Accumulated undistributed net realized gains (losses)
  from investment transactions                                               (4)
-------------------------------------------------------------------------------
    Net Assets                                                       $1,044,665
===============================================================================
Net Assets
  Investor Shares                                                    $  671,575
  Select Shares                                                         373,090
-------------------------------------------------------------------------------
    Total                                                            $1,044,665
===============================================================================
Outstanding units of beneficial interest (shares)
  Investor Shares                                                       671,567
  Select Shares                                                         373,094
-------------------------------------------------------------------------------
    Total                                                             1,044,661
===============================================================================
Net asset value
  Offering and redemption price per share -- Investor Shares         $     1.00
===============================================================================
  Offering and redemption price per share -- Select Shares           $     1.00
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                         Statement of Operations
                                             For the Year Ended October 31, 1996
THE VICTORY PORTFOLIOS                                    (Amounts in Thousands)
-------------------------------------------------------------------------------

                                                                     INSTITUTIONAL
                                                                     MONEY MARKET
                                                                     FUND
INVESTMENT INCOME:
Interest income                                                      $   42,840
-------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                  1,936
Administration fees                                                       1,162
Shareholder service fees -- Select Shares                                   358
Accounting fees                                                              86
Custodian fees                                                              154
Legal and audit fees                                                        183
Trustees' fees and expenses                                                  30
Transfer agent fees                                                          60
Registration and filing fees                                                 50
Printing fees                                                                47
Other                                                                        11
-------------------------------------------------------------------------------
    Total Expenses                                                        4,077
Expenses voluntarily reduced                                             (1,630)
-------------------------------------------------------------------------------
    Net Expenses                                                          2,447
-------------------------------------------------------------------------------
Net Investment Income                                                    40,393
-------------------------------------------------------------------------------
REALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions                               2
-------------------------------------------------------------------------------
    Change in net assets resulting from operations                   $   40,395
-------------------------------------------------------------------------------
===============================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                              Statement of Changes in Net Assets
THE VICTORY PORTFOLIOS                                    (Amounts in Thousands)
-------------------------------------------------------------------------------

                                                         INSTITUTIONAL MONEY MARKET FUND
                                                 -------------------------------------------------
                                                 YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                 OCTOBER 31,         OCTOBER 31,         APRIL 30,
                                                    1996                1995(a)             1995

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                          $   40,393          $   14,833          $   22,107
  Net realized gains (losses) from
    investment transactions                               2                  --                  20
---------------------------------------------------------------------------------------------------
Change in net assets resulting from operations       40,395              14,833              22,127
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Investor Shares                                 (33,269)            (14,811)            (21,993)
    Select Shares                                    (7,124)                (22)                 --
  In excess of net investment income                     --                 (46)                 --
  From net realized gains from investment
    transactions                                         (2)                 --                  --
  In excess of net realized gains from investment
    transactions                                        (24)                 --                  --
---------------------------------------------------------------------------------------------------
Change in net assets from distributions to
  shareholders                                      (40,419)            (14,879)            (21,993)
---------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued                     2,708,661             648,875           1,197,333
  Dividends reinvested                                6,114                 144               1,508
  Cost of shares redeemed                        (2,186,101)           (582,772)         (1,290,390)
---------------------------------------------------------------------------------------------------
Change in net assets from capital transactions      528,674              66,247             (91,549)
---------------------------------------------------------------------------------------------------
Change in net assets                                528,650              66,201             (91,415)

NET ASSETS:
  Beginning of period                               516,015             449,814             541,229
---------------------------------------------------------------------------------------------------
  End of period                                  $1,044,665          $  516,015          $  449,814
===================================================================================================
SHARE TRANSACTIONS:
  Issued                                          2,708,661             648,875           1,197,333
  Reinvested                                          6,114                 144               1,508
  Redeemed                                       (2,186,101)           (582,772)         (1,290,390)
---------------------------------------------------------------------------------------------------
Change in shares                                    528,674              66,247             (91,549)
===================================================================================================

(a) Effective June 5, 1995, the Victory Institutional Money Market Portfolio became the Institutional Money Market Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

THE VICTORY PORTFOLIOS                            Notes to Financial Statements
INSTITUTIONAL MONEY MARKET FUND                                October 31, 1996
-------------------------------------------------------------------------------

1. ORGANIZATION:

The Victory Portfolios ( the "Funds") were organized on February 5, 1986, and are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Delaware business trust. The Funds are authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Funds presently offer shares of twenty-four active funds. The accompanying financial statements and financial highlights are those of the Institutional Money Market Fund (the "Fund") only.

The Fund is authorized to issue two classes of shares: Investor Shares and Select Shares. Each class of shares has identical rights and privileges except with respect to fees paid under shareholders services plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

Investments of the Fund are valued at either amortized cost which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature, or
(b) maintain a dollar-weighted- average portfolio maturity which exceeds 90 days.

SECURITIES TRANSACTIONS AND RELATED INCOME:

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

REPURCHASE AGREEMENTS:

The Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Funds' investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS:

The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund is required to maintain cash and marketable securities at least equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis do not earn income until settlement date.

DIVIDENDS TO SHAREHOLDERS:

Dividends from net investment income are declared daily and paid monthly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

FEDERAL INCOME TAXES:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

THE VICTORY PORTFOLIOS                  Notes to Financial Statements-Continued
INSTITUTIONAL MONEY MARKET FUND                                October 31, 1996
-------------------------------------------------------------------------------

OTHER:

Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or other appropriate basis. Fees paid under the Fund's shareholder services plan are borne by the specific class of shares to which they apply.

Certain prior year balances have been reclassified to be consistent with current year presentation.

3. RELATED PARTY TRANSACTIONS:

Investment advisory services are provided to the Fund by KeyCorp Mutual Fund Advisers, Inc. ("the Adviser"), a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly owned subsidiary of KeyBank National Association ("Key"), formerly Society National Bank, a wholly owned subsidiary of KeyCorp. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Fund. KeyTrust Company of Ohio, serving as custodian for the Fund, received custodian fees in addition to reimbursement of out-of-pocket expenses incurred.

BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and the distributor to the Fund. Certain officers of the Fund are affiliated with BISYS. Such officers receive no direct payments or fees from the Fund for serving as officers of the Fund.

In accordance with the Shareholder Servicing Plan for the Select Shares, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to 0.25% of the average daily net assets of such class for fees incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.15% of the average daily net assets of the Fund.

Fees may be voluntarily reduced to assist the Fund in maintaining competitive expense ratios. Additional information regarding related party transactions is as follows for the year ended October 31, 1996:


                                                                                                MUTUAL FUND
                                  INVESTMENT ADVISORY FEES                ADMINISTRATION FEES ACCOUNTANT FEES     CUSTODIAN FEES

                                  PERCENTAGES OF
                                  AVERAGE DAILY
                                  NET ASSETS
                                  (BEFORE VOLUNTARY     VOLUNTARY           VOLUNTARY
                                  FEE REDUCTIONS)     FEE REDUCTIONS      FEE REDUCTIONS      ANNUAL FEES         ANNUAL FEES
                                                         (000)                (000)              (000)               (000)
Institutional Money Market Fund        0.25%            $933                  $697                $86                 $154

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the Fund were as follows (amounts in thousands):


                                                INSTITUTIONAL MONEY MARKET FUND
                                       --------------------------------------------------
                                       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                       OCTOBER 31,         OCTOBER 31,          APRIL 30,
                                          1996               1995(a)              1995
CAPITAL AND SHARE TRANSACTIONS:
Investor Shares(b):
Issued                                 $1,367,293          $629,396            $1,197,333
Reinvested                                    493               133                 1,508
Redeemed                               (1,200,727)         (574,761)           (1,290,390)
------------------------------------------------------------------------------------------
Total                                  $  167,059          $ 54,768            $   91,549

Select Shares(b):
Issued                                  1,341,368            19,479
Reinvested                                  5,621                11
Redeemed                                 (985,374)           (8,011)
------------------------------------------------------------------------------------------
Total                                     361,615            11,479

(a) Effective June 5, 1995, the Fund designated the existing shares as Institutional Shares and commenced offering Service Shares.

(b) Effective March 1, 1996, the Fund redesignated Institutional Shares as Investor Shares and Service Shares as Select Shares.

THE VICTORY PORTFOLIOS                                     Financial Highlights

                                                          INSTITUTIONAL MONEY MARKET FUND
                            ------------------------------------------------------------------------------------------------
                                INVESTOR SHARES(e)          SELECT SHARES(e)
                                YEAR     SIX MONTHS       YEAR     JUNE 5, 1995
                               ENDED       ENDED          ENDED         TO                       YEAR ENDED APRIL 30,
                            OCTOBER 31, OCTOBER 31,     OCTOBER 31, OCTOBER 31,       --------------------------------------
                               1996       1995(d)          1996     1995(a)(d)          1995      1994     1993       1992
                             --------    --------        --------    --------         --------  --------  --------  --------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $  1.000    $  1.000        $  1.000    $  1.000         $  1.000  $  1.000  $  1.000  $  1.000
----------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income         0.053       0.290           0.050       0.012            0.500     0.028     0.032     0.051
Distributions
  Net investment income        (0.053)     (0.290)         (0.050)     (0.012)          (0.500)   (0.028)   (0.032)   (0.051)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD              $  1.000    $  1.000        $  1.000    $  1.000         $  1.000  $  1.000  $  1.000  $  1.000
============================================================================================================================
Total Return                     5.41%       2.90%(b)        5.16%       1.23%(b)         4.91%     2.80%     3.26%     5.21%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
  Period (000)               $671,575    $504,536        $373,090    $ 11,479         $449,814  $541,229  $155,097  $177,640
Ratio of expenses to
  average net assets             0.27%       0.26%(c)        0.52%       0.51%(c)         0.27%     0.55%     0.43%     0.30%
Ratio of net investment
  income to average
  net assets                     5.27%       5.69%(c)        4.97%       5.33%(c)         4.91%     2.78%     3.19%     5.06%
Ratio of expenses to
  average net assets*            0.48%       0.49%(c)        0.73%       1.00%(c)         0.51%     0.55%     0.48%     0.42%
Ratio of net investment
  income to average
  net assets*                    5.06%       5.46%(c)        4.77%       4.84%(c)         4.67%     2.78%     3.14%     4.94%

----------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and /or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Effective June 5, 1995, the Victory Institutional Money Market Portfolio became the Institutional Money Market Fund, and the Fund designated the existing shares as Institutional Shares and commenced offering Service Shares.
(e) Effective March 1, 1996, the Fund redesignated Institutional Shares as Investor Shares and Service Shares as Select Shares.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
  The Victory Portfolios

     We have audited the accompanying statement of assets and liabilities of the Victory Institutional Money Market Fund, including the schedule of investments, as of October 31, 1996, and the related statements of operations and changes in net assets, and the financial highlights for each period presented except as noted in the next paragraph. These financial statements and financial highlights are the responsibility of The Victory Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     The Victory Institutional Money Market Fund's statement of changes in net assets for the year ended April 30, 1995 and the financial highlights for each of the four years in the period ended April 30, 1995 were audited by other auditors, whose report dated June 20, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation and verification by examination of securities owned as of October 31, 1996, by correspondence with the custodians and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above, except as noted in the second paragraph, present fairly, in all material respects, the financial position of the Victory Institutional Money Market Fund as of October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods then ended in conformity with generally accepted accounting principles.

                                                 COOPERS & LYBRAND L.L.P.

Columbus, Ohio
December 13, 1996

THE VICTORY PORTFOLIOS                  Special Shareholder Meeting (Unaudited)
-------------------------------------------------------------------------------

On December 1, 1995, a special meeting of the shareholders of The Victory Portfolios was held to consider various proposals.

The Shareholders approved each of the following proposals (with actual vote tabulations):

With respect to all of the Funds:

     1. To convert The Victory Portfolios to a Delaware business trust.

FUND NAME                         VOTES IN FAVOR      VOTES AGAINST       VOTES ABSTAINED     NOT VOTED
Institutional Money Market Fund   294,665,306              0                2,895,778        210,589,232

     2. To designate KeyCorp Mutual Fund Advisers, Inc. as Investment adviser pursuant to a new Investment Advisory agreement between each of the Funds and KeyCorp Mutual Fund Advisers, Inc.

FUND NAME                         VOTES IN FAVOR      VOTES AGAINST       VOTES ABSTAINED     NOT VOTED
Institutional Money Market Fund   294,530,806            112,122             2,918,156       210,589,232

     3a. To elect the following Trustees:

TRUSTEE NAME                      VOTES IN FAVOR      VOTES AGAINST       VOTES ABSTAINED
Robert G. Brown                   2,080,048,334            0                81,016,242
Edward P. Campell                 2,085,377,298            0                75,687,281
Dr. Harry Gazella                 2,084,165,281            0                76,899,296
Dr. Thomas F. Morrissey           2,084,083,891            0                76,980,686
Stanley I. Landgraf               2,081,571,794            0                79,492,783
Leigh A. Wilson                   2,084,944,888            0                76,119,690
Dr. H. Patrick Swygert            2,083,840,673            0                77,223,904

     3b. To select Coopers & Lybrand L.L.P. as independent accountants:

FUND NAME                         VOTES IN FAVOR      VOTES AGAINST       VOTES ABSTAINED     NOT VOTED
Institutional Money Market Fund     294,604,426          60,878              2,895,778       210,589,232

     4. With respect to all of the Funds other than the Fund for Income and Special Growth Fund, to designate Society Asset Management, Inc. as Sub-Investment Adviser pursuant to a new sub-investment advisory agreement between Society Asset Management, Inc. and KeyCorp Mutual Fund Advisers,
     Inc.:

FUND NAME                         VOTES IN FAVOR      VOTES AGAINST       VOTES ABSTAINED     NOT VOTED
Institutional Money Market Fund     294,530,806         112,122              2,918,156       210,589,232

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